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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  March 10, 1994

                           COMPAQ COMPUTER CORPORATION

             (Exact name of Registrant as specified in its charter)

                          Commission file number 1-9026

        Delaware                                       76-0011617
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

                       20555 SH 249, Houston, Texas 77070
                          (Address, including zip code,
                  of Registrant's principal executive offices)

      Registrant's telephone number, including area code:   (713) 370-0670
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Item 7.  Financial Statements and Exhibits.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following documents are filed as a part of this report:

   Exhibit
     No.               Description of Exhibits

     4.3        Specimen of 6 1/2% senior note due March 15, 1999.
     4.4        Specimen of 7 1/4% senior note due March 15, 2004.
    12.         Ratio of earnings to fixed charges.
    23.         Consent of Price Waterhouse, independent accountants.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Compaq Computer Corporation

March 16, 1994                      /s/  David J. Schempf
                                    --------------------------------------
                                    David J. Schempf, Vice President,
                                    Corporate Controller and Treasurer